                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/   Preliminary proxy statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/_/   Definitive proxy statement
/X/   Definitive additional materials
/_/   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                     Northeast Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/    No fee required.
/_/    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
                N/A
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(2)    Aggregate number of securities to which transactions applies:
                N/A
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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                N/A
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(4)    Proposed maximum aggregate value of transaction:
                N/A
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(5)    Total fee paid:
                N/A
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/_/    Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
                N/A
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(2)    Form, Schedule or Registration Statement No.:
                N/A
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(3)    Filing Party:
                N/A
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(4)    Date Filed:
                N/A
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





                          First Federal Bank Letterhead

                                                               December 21, 2001

Dear ESOP Participant:

           On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "ESOP Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on January 30, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

           As a participant in the First Federal Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of December 7, 2001. These allocated shares of Company common stock will be voted as directed by you, provided your instructions are received by the ESOP Trustee by January 21, 2002. The ESOP Trustee, subject to its fiduciary duties, will vote any unallocated shares of Company common stock and any allocated shares of Company common stock for which timely instructions are not provided in a manner calculated to most accurately reflect the instructions from participants regarding the shares of Company common stock allocated to participants' accounts, subject to its fiduciary duties.

           At this time, in order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope. The ESOP Trustee must receive your instructions by January 21, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock in the ESOP Trust.

                                       Sincerely,

                                       /s/ E. Lee Beard

                                       E. Lee Beard
                                       President and Chief Executive Officer

Name:______________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock allocated to me under the First Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 30, 2002.

        You are to vote my shares as follows:

1.      The election as directors of all nominees listed below
        (unless the "For All Except" box is marked and the instructions below are complied with).

                Barbara M. Ecker, R. Peter Haentjens, Jr., Joseph P. Schlitzer and William J. Spear

                                                                   FOR ALL
                FOR                  VOTE WITHHELD                 EXCEPT
                ---                  -------------                 ------

                /_/                      /_/                         /_/

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2002.

                FOR                   AGAINST                  ABSTAIN
                ---                   -------                  -------

                /_/                     /_/                      /_/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

       The ESOP Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.



----------------------------             -------------------------------------
          Date                                        Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 21, 2002.

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                                   LETTERHEAD

                                                               December 21, 2001

Dear Stock Award Recipient:

         On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on January 30, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

         As a participant in the Northeast Pennsylvania Financial Corp. Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted stock awarded to you under the Incentive Plan that are unvested as of December 7, 2001. The Incentive Plan Trustee will vote those shares of the Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and the other stock award recipients.

         In order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by January 21, 2002. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                           Sincerely,

                                           /s/ E. Lee Beard

                                           E. Lee Beard
                                           President and Chief Executive Officer

Name:______________________
Shares:____________________



                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that First Bankers Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all unvested shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock under the Northeast Pennsylvania Financial Corp. Stock-Based Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 30, 2002.

         You are to vote my shares as follows:

1.       The election as directors of all nominees listed below
         (unless the "For All Except" box is marked and the instructions below are complied with).

                Barbara M. Ecker, R. Peter Haentjens, Jr., Joseph P. Schlitzer and William J. Spear

                                                                   FOR ALL
                FOR                   VOTE WITHHELD                EXCEPT
                ---                   -------------                ------

                /_/                      /_/                         /_/

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

2. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania Financial Corp. for the fiscal year ending September 30, 2002.

                FOR                   AGAINST                  ABSTAIN
                ---                   -------                  -------

                /_/                     /_/                      /_/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Incentive Plan Trustee is hereby authorized to vote the unvested shares awarded to me in its trust capacity as indicated above.


-----------------------------------      --------------------------------------
              Date                                    Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 21, 2002.

                          First Federal Bank Letterhead

                                                               December 21, 2001

Dear 401(k) Plan Participant:

         On behalf of the Board of Directors, I am forwarding you the attached vote authorization form for the purpose of conveying your voting instructions to the Bank of New York (the "Employer Stock Fund Trustee") on the proposals presented at the Annual Meeting of Stockholders of Northeast Pennsylvania Financial Corp. (the "Company") on January 30, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Company's Annual Report to Stockholders.

         As a participant in the First Federal Bank Employees' Savings & Profit Sharing Plan (the "401(k) Plan") investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of Company common stock credited to your 401(k) Plan account. The Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Company common stock in the Employer Stock Fund Trust. The Employer Stock Fund Trustee will vote all shares of Company common stock for which no directions are given or for which instructions are not received by January 21, 2002, in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Company common stock in their 401(k) Plan accounts.

         In order to direct the voting of the shares of Company common stock credited to your 401(k) Plan account, please complete and sign the attached vote authorization form and return it to Pat Purvis in Human Resources by January 21, 2002.

                                           Sincerely,

                                           /s/ E. Lee Beard

                                           E. Lee Beard
                                           President and Chief Executive Officer

Name:______________________
Shares:____________________


                             VOTE AUTHORIZATION FORM
                             -----------------------

         I understand that the Bank of New York, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of Northeast Pennsylvania Financial Corp. (the "Company") common stock credited to me under the First Federal Bank Employees' Savings & Profit Sharing Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on January 30, 2002.

         You are to vote my shares as follows:

1.       The election as directors of all nominees listed below
         (unless the "For All Except" box is marked and the instructions below are complied with).

                  Barbara M. Ecker, R. Peter Haentjens, Jr., Joseph P. Schlitzer and William J. Spear

                                                                    FOR ALL
                  FOR                 VOTE WITHHELD                 EXCEPT
                  ---                 -------------                 ------

                  /_/                     /_/                        /_/

INSTRUCTION: To withhold your vote for any one or more individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee you do not want to vote for on the line provided below.

3. The ratification of the appointment of KPMG LLP as independent auditors of Northeast Pennsylvania
         Financial Corp. for the fiscal year ending September 30, 2002.

                FOR                   AGAINST                  ABSTAIN
                ---                   -------                  -------

                /_/                     /_/                      /_/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

         The Employer Stock Fund Trustee is hereby authorized to vote the shares attributable to me in its trust capacity as indicated above.


-----------------------------------      --------------------------------------
            Date                                      Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 21, 2002.